EXHIBIT 1.1

                INGERSOLL-RAND COMPANY LIMITED DEBT SECURITIES
                            UNDERWRITING AGREEMENT
                              STANDARD PROVISIONS

                                                            __________ __, 2002

         From time to time Ingersoll-Rand Company Limited, a Bermuda company (the "Company") proposes to enter into one or more Pricing Agreements (each a "Pricing Agreement") in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, to issue and sell to the firms named in
Schedule I to the applicable Pricing Agreement (such firms constituting the "Underwriters" with respect to such Pricing Agreement) certain of its debt securities (the "Securities") specified in Schedule II to such Pricing Agreement (the Securities so specified being referred to herein as the "Designated Securities"). The Designated Securities may be guaranteed (the "Guarantee") by Ingersoll-Rand Company, a New Jersey corporation and a subsidiary of the Company (the "Guarantor") (any such guaranteed Designated Securities, the "Guaranteed Securities"). If the Designated Securities are Guaranteed Securities, the Guarantor will also enter into the Pricing Agreement with respect thereto.

         1. The terms and rights of the issuance of the Designated Securities shall be specified in Schedule I to the applicable Pricing Agreement and in or pursuant to the indenture (the "Indenture") identified in such Pricing Agreement. Particular sales of Designated Securities may be made from time to time to the Underwriters of such Securities, for whom the firm or firms designated as representatives of the Underwriters of such Securities in the Pricing Agreement relating thereto will act as representative (the "Representative"). The term "Representative" also refers to Underwriters who act without any firm being designated as their representative. These Underwriting Agreement Standard Provisions shall not be construed as an obligation of the Company to sell or the Guarantor to guarantee any of the Securities or as an obligation of any of the Underwriters to purchase the Securities. The obligation of the Company to issue and sell any of the Securities, the obligation of the Guarantor to issue any Guarantee and the obligation of any of the Underwriters to purchase any of the Securities shall be evidenced by the Pricing Agreement with respect to the Designated Securities specified therein. Each Pricing Agreement shall specify the aggregate principal amount of such Designated Securities, the initial public offering price of such Designated Securities, the purchase price to the Underwriters of such Designated Securities, the names of the Underwriters of such Designated Securities, the names of the Representatives of such Underwriters, whether the Designated Securities are Guaranteed Securities and the principal amount of such Designated Securities to be purchased by each Underwriter and shall set forth the date, time and manner of delivery of such Designated Securities and payment therefor. The Pricing Agreement shall also specify (to the extent not set forth in the Indenture and the registration statement and prospectus with respect thereto) the terms of such Designated Securities. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of facsimile

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communications or any other rapid transmission device designated to produce a written record of communications transmitted. The obligations of the Underwriters under this Agreement and each Pricing Agreement shall be several and not joint.

         2. The Company, and if the Designated Securities are Guaranteed Securities, the Guarantor, jointly and severally represent and warrant to, and agree with, each of the Underwriters that:

                  (a) A registration statement in respect of the Securities and, in the case of Guaranteed Securities, the Guarantees and more particularly described in the applicable Pricing Agreement has been filed with the Securities and Exchange Commission (the "Commission") in the form heretofore delivered or to be delivered to the Representative, and such registration statement in such form has been declared effective by the Commission and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in such registration statement being hereinafter called a "Preliminary Prospectus"); if any post-effective amendment to such registration statement has been filed with the Commission prior to the date of the applicable Pricing Agreement, the most recent such amendment has been declared effective by the Commission; "Effective Date" means the date as of which such registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission; such registration statement, as amended at the Effective Date, including all material incorporated by reference therein and, if the date of the Pricing Agreement is on or before the fifteenth business day after the Effective Date, including all information deemed to be a part thereof as of the Effective Date pursuant to paragraph (b) of Rule 430A under the Securities Act of 1933, as amended (the "Act"), is hereinafter referred to as the "Registration Statement," and the form of prospectus relating to the Designated Securities, as first filed pursuant to paragraph (1) or (4) of Rule 424(b) ("Rule 424(b)") under the Act or, if the date of the Pricing Agreement is after the fifteenth business day after the Effective Date, pursuant to Rule 424(b)(2) or (5), as such form of prospectus may be supplemented as contemplated by Section 1 to reflect the terms of the Designated Securities and the terms of offering thereof, including all documents incorporated by reference therein, is hereinafter referred to as the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; and any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and incorporated therein by reference);

                  (b) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact

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         required to be stated therein or necessary to make the statements therein not misleading; any further documents so filed and incorporated by reference in the Prospectus or in any amendments or supplements thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall apply only to documents so filed and incorporated by reference during the period that a prospectus relating to the Designated Securities is required to be delivered in connection with sales of such Designated Securities (such period being hereinafter sometimes referred to as the "prospectus delivery period"); and provided further, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company or (in the case of Guaranteed Securities) the Guarantor by an Underwriter through the Representative expressly for use in the Prospectus;

                  (c) The Registration Statement and the Prospectus conform, and any amendments or supplements thereto will conform, in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder, and the Registration Statement does not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus does not and will not, as of the applicable filing date as to the Prospectus and any supplement thereto and as of the Time of Delivery contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein in light of the circumstances under which they were made not misleading; provided, however, that this representation and warranty shall apply only to amendments or supplements filed or made during the prospectus delivery period; and provided further, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company or (in the case of Guaranteed Securities) the Guarantor by an Underwriter through the Representative expressly for use in the Prospectus;

                  (d) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material adverse change or any development involving a prospective material adverse change in or affecting the business and operations, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus;

                  (e) The Company is duly incorporated and validly existing as a company in good standing under the laws of its jurisdiction of incorporation, with corporate power and authority to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business under

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         the laws of each other jurisdiction in which the nature of the business it transacts or the properties it owns requires such qualification except where such failures to be so qualified would not, individually or in the aggregate, have a material adverse effect on the Company and its subsidiaries taken as a whole;

                  (f) If the Designated Securities are Guaranteed Securities, the Guarantor is duly incorporated and validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with corporate power and authority to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business under the laws of each other jurisdiction in which the nature of the business it transacts or the properties it owns requires such qualification except where such failures to be so qualified would not, individually or in the aggregate, have a material adverse effect on the Guarantor and its subsidiaries taken as a whole;

                  (g) The Securities have been duly authorized by the Company, and, when Designated Securities are issued and delivered pursuant to this Agreement and the Pricing Agreement with respect thereto and duly authenticated by the Trustee in accordance with the Indenture, such Designated Securities will have been duly executed, issued and delivered by the Company and will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms and entitled to the benefits provided by the Indenture, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and to general equity principles; the Indenture has been duly authorized, executed and delivered by the Company and is duly qualified under the Trust Indenture Act and, assuming due authorization, execution and delivery thereof by the Trustee, constitutes a valid and legally binding instrument of the Company, enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and to general equity principles; this Agreement and the Pricing Agreement with respect to the Designated Securities has been duly authorized, executed and delivered by the Company; and the Securities, the Designated Securities, this Agreement, the Pricing Agreement and the Indenture will conform in all material respects to the descriptions thereof in the Prospectus;

                  (h) If the Designated Securities are Guaranteed Securities, the Guarantee of the Guaranteed Securities has been duly authorized by the Guarantor and, when the Guarantee endorsed on the Guaranteed Securities is executed by the Guarantor, and when the Guaranteed Securities are issued, executed and delivered pursuant to this Agreement and the Pricing Agreement with respect thereto and duly authenticated by the Trustee in accordance with the Indenture and delivered and paid for by the Underwriters, such Guarantee will have been duly executed and issued by the Guarantor and will constitute a valid and legally binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms and entitled to the benefits provided by the Indenture, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and to general equity principles; the Indenture has been duly authorized, executed and delivered by the

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         Guarantor and, assuming due authorization, execution and delivery thereof by the Trustee, constitutes a valid and legally binding instrument of the Guarantor, enforceable against the Guarantor in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and to general equity principles; this Agreement and the Pricing Agreement with respect to the Designated Securities has been duly authorized, executed and delivered by the Guarantor; and the Guarantee will conform in all material respects to the descriptions thereof in the Prospectus;

                  (i) The issue and sale of the Designated Securities and, in the case of Guaranteed Securities, the Guarantee, and the compliance by the Company and, in the case of Guaranteed Securities, the Guarantor, with all of the provisions of the Designated Securities, the Indenture, the Guarantee and this Agreement and the Pricing Agreement with respect thereto, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or, in the case of Guaranteed Securities, the Guarantor, is a party or by which the Company or, in the case of Guaranteed Securities, the Guarantor, is bound or to which any of the property or assets of the Company or, in the case of Guaranteed Securities, the Guarantor, is subject, nor will such action result in any violation of the provisions of the Memorandum of Association or Bye-Laws of the Company, or in the case of Guaranteed Securities, the certificate of incorporation, as amended, or the by-laws of the Guarantor or any statute, order, rule or regulation (except for state securities or Blue Sky laws, rules and regulations, as to which the Company and the Guarantor make no representation) of any court or governmental agency or body having jurisdiction over the Company or, in the case of Guaranteed Securities, the Guarantor, or any of the properties of the Company, or in the case of Guaranteed Securities, the Guarantor; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Designated Securities or the consummation by the Company or, in the case of Guaranteed Securities, the Guarantor, of the other transactions contemplated by the applicable Pricing Agreement or the Indenture except such as have been, or will have been prior to the Time of Delivery (as defined in Section 4 hereof), obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations and qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Designated Securities by the Underwriters.

                  (j) Other than as set forth or contemplated in the Prospectus, there are no legal or governmental proceedings pending or, to the best of the Company's or, in the case of Guaranteed Securities, the Guarantor's knowledge, threatened to which the Company, the Guarantor (in the case of Guaranteed Securities) or any of their subsidiaries is a party or of which any property of the Company, the Guarantor (in the case of Guaranteed Securities) or any of their subsidiaries is the subject which individually or in the aggregate have a reasonable possibility of having a material adverse effect on the consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries taken as a whole.

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         3. Upon the execution of the applicable Pricing Agreement and the authorization by the Representative of the release of the Designated Securities, the several Underwriters propose to offer such Securities for sale upon the terms and conditions set forth in the Prospectus.

         4. Designated Securities to be purchased by each Underwriter in such authorized denominations and registered in such names as the Representative may request upon at least forty-eight hours' prior notice to the Company, shall be delivered by or on behalf of the Company to the Representative for the accounts of the Underwriters, against payment by such Underwriter or on its behalf of the purchase price therefor in the manner and in the funds specified in such Pricing Agreement, all at the place and time and date specified in such Pricing Agreement or at such other place and time and date as the Representative and the Company may agree upon in writing, such time and date being herein called the "Time of Delivery" for such Designated Securities.

         5. The Company and, in the case of Guaranteed Securities, the Guarantor, jointly and severally agree with each of the Underwriters of any Designated Securities:

                  (a) To prepare the Prospectus as amended and supplemented in relation to the applicable Designated Securities in a form not disapproved by the Representative and to file such Prospectus with both the Registrar of Companies in Bermuda and with the Commission
         (i) pursuant to Rule 424(b)(1) (or, if applicable and if consented to by the Representatives, pursuant to Rule 424(b)(4)) not later than the Commission's close of business on the earlier of (A) the second business day following the date of the applicable Pricing Agreement or (B) the fifteenth business day after the Effective Date, or (ii) if the date of the applicable Pricing Agreement is after the fifteenth business day after the Effective Date, pursuant to Rule 424(b)(2) (or, if applicable and if consented to by the Representatives, pursuant to Rule 424(b)(5)) not later than the second business day following the date of the applicable Pricing Agreement; the Company or, in the case of Guaranteed Securities, the Guarantor, will advise you promptly of any such filing pursuant to Rule 424(b); to advise the Representative promptly of any amendment or supplement to the Registration Statement or Prospectus after such relevant Time of Delivery and during the prospectus delivery period and furnish the Representative with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company or, in the case of Guaranteed Securities, the Guarantor, with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and during the prospectus delivery period; and during such same period to advise the Representative, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or become effective or any supplement to the Prospectus or any amended Prospectus has been filed, or mailed for filing, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Designated Securities, of the suspension of the qualification of such Designated Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order

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         preventing or suspending the use of any prospectus relating to the
         Designated Securities or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

                  (b) Promptly from time to time to take such action as the Representative may reasonably request to qualify the Designated Securities for offering and sale under the securities laws of such jurisdictions as the Representative may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Designated Securities, provided that in connection therewith neither the Company nor the Guarantor shall be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

                  (c) To furnish the Underwriters with copies of the Prospectus in such quantities as the Representative may from time to time reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of such prospectus in connection with the offering or sale of the Designated Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify the Representative and upon the request of the Representative to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representative may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance; and in case any Underwriter is required to deliver a prospectus in connection with sales of any of such Designated Securities at any time nine months or more after the time of issue of the Prospectus, upon the request of the Representative but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as the Representative may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

                  (d) To make generally available to its security holders as soon as practicable an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company or the Guarantor, Rule 158); and

                  (e) During the period beginning from the date of the applicable Pricing Agreement and continuing to and including the earlier of (i) the termination of trading restrictions for the Designated Securities, as notified to the Company by the Representative and (ii) the Time of Delivery, not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Company or, in the case of Guaranteed

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         Securities, the Guarantor, which mature more than one year after such
         Time of Delivery, without the prior written consent of the Representative.

         6. The Company and, in the case of Guaranteed Securities, the Guarantor, jointly and severally covenant and agree with the several Underwriters that the Company and, in the case of Guaranteed Securities, the Guarantor, will jointly and severally pay or cause to be paid the following:
(i) the fees, disbursements and expenses of the Company's and the Guarantor's counsel and accountants in connection with the registration of the Designated Securities and, in the case of Guaranteed Securities, the Guarantee, under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements (except as expressly provided in the last clause of Section 5(c) hereof) thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, any Pricing Agreement, any Indenture, any Blue Sky survey and any other documents in connection with the offering, purchase, sale and delivery of the Designated Securities; (iii) all expenses in connection with the qualification of the Designated Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey; (iv) any fees charged by securities rating services for rating the Designated Securities;
(v) any filing fees incident to any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Designated Securities; (vi) the cost of preparing the Designated Securities and, in the case of Guaranteed Securities, the Guarantee; (vii) the fees and expenses of any Trustee and any agent of any Trustee and the fees and disbursements of counsel for any Trustee in connection with any Indenture, the Designated Securities and, in the case of Guaranteed Securities, the Guarantee; and (viii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, Section 5(c), Section 8 and Section 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities and Guarantees by them, and any advertising expenses connected with any offers they may make.

         7. The Representative shall have the right to terminate the Pricing Agreement, in its sole discretion, due to any inaccuracy in the representations and warranties and other statements of the Company or, in the case of Guaranteed Securities, the Guarantor, herein, at and as of the Time of Delivery, the nonperformance by the Company or, in the case of Guaranteed Securities, the Guarantor, of any of its obligations hereunder to be performed, and the nonperformance of the following additional conditions:

                  (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) of the Agreement; no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with;

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                  (b) Simpson Thacher & Bartlett, counsel for the
         Underwriters, shall have furnished to the Representative such opinion or opinions, dated the Time of Delivery, with respect to the validity of the Indenture, the Designated Securities, the Registration Statement, the Prospectus as amended or supplemented and other related matters as the Representative may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

                  (c) Conyers Dill & Pearman, Bermuda counsel for the Company, shall have furnished to the Representative its written opinion, dated the Time of Delivery, covering such matters (including, without limitation, the validity of the Indenture and the Designated Securities) and in such form and substance as the Representative may reasonably request;

                  (d) Patricia Nachtigal, Esq., Senior Vice President and General Counsel of the Guarantor, shall have furnished to the Representative her written opinion, dated the Time of Delivery, to the effect that:

                           (i) In the case of Guaranteed Securities, the
                  Guarantor has been duly incorporated and is validly existing and in good standing as a corporation under the laws of the State of New Jersey and has full corporate power and authority to own its properties and conduct its business as described in the Prospectus;

                           (ii) Each of the Company and, in the case of
                  Guaranteed Securities, the Guarantor has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification except where such failures to be so qualified or be in good standing would not, individually or in the aggregate, have a material adverse effect on the Company, the Guarantor (in the case of Guaranteed Securities) and their subsidiaries taken as a whole (such counsel being entitled to rely in respect of the opinion in this clause upon certificates of state officials, provided that such counsel shall state that she believes that both the Representative and she are justified in relying upon such certificates);

                           (iii) To the best of such counsel's knowledge there
                  are no legal or governmental proceedings pending to which the Company, the Guarantor (in the case of Guaranteed Securities) or any of their subsidiaries is a party or of which any property of the Company, the Guarantor (in the case of Guaranteed Securities) or any of their subsidiaries is the subject, other than as set forth in the Prospectus and other than litigation incident to the kind of business conducted by the Company, the Guarantor (in the case of Guaranteed Securities) and their subsidiaries which individually and in the aggregate is not material to the Company, the Guarantor (in the case of Guaranteed Securities) and their subsidiaries taken as a whole; and to the best of such counsel's knowledge no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

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                           (iv) In the case of Guaranteed Securities, this
                  Agreement and the Pricing Agreement with respect to the Designated Securities have been duly authorized, executed and delivered by the Guarantor;

                           (v) This Agreement and the Pricing Agreement with
                  respect to the Designated Securities have been duly delivered by the Company;

                           (vi) The Designated Securities have been duly
                  issued and delivered by the Company and, assuming due authentication thereof by the Trustee and upon payment and delivery in accordance with this Agreement and the Pricing Agreement, will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms and entitled to the benefits provided by the Indenture, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Designated Securities and the Indenture conform to the descriptions thereof in the Prospectus as amended or supplemented;

                           (vii) The Indenture has been duly delivered by the
                  Company, and assuming the Indenture is the valid and legally binding obligation of the Trustee, the Indenture constitutes a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and

                           (viii) In the case of Guaranteed Securities, the
                  Guarantee has been duly authorized, executed and issued by the Guarantor and, assuming due authentication of the Designated Securities by the Trustee and upon payment for and delivery of the Designated Securities in accordance with this Agreement and the Pricing Agreement, will constitute valid and legally binding obligations of the Guarantor enforceable against the Guarantor in accordance with its terms and entitled to the benefits provided by the Indenture, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Guarantee conforms to the descriptions thereof in the Prospectus as amended or supplemented;

                           (ix) In the case of Guaranteed Securities, the
                  Indenture has been duly authorized, executed and delivered by the Guarantor and, assuming the Indenture is the valid and legally binding obligation of the Trustee, constitutes a valid and legally binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Indenture has been duly qualified under the Trust Indenture Act;

                           (x) The issue and sale of the Designated Securities
                  and the compliance by the Company with all of the provisions of the Designated Securities, the Indenture, this Agreement and the Pricing Agreement with respect to the Designated Securities and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument which is material to the Company and its subsidiaries taken as a whole and is known to such counsel to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company or any of its significant subsidiaries is subject, nor will such action result in any violation of any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or any such regulatory authority or other governmental agency or body is required for the issue and sale of the Designated Securities or the consummation of the other transactions contemplated by this Agreement or such Pricing Agreement or the Indenture, except such as have been obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Designated Securities by the Underwriters;

                           (xi) In the case of Guaranteed Securities, the
                  issue and sale of the Designated Securities and the Guarantee and the compliance by the Guarantor with all of the provisions of the Guarantee, the Indenture, this Agreement and the Pricing Agreement with respect to the Designated Securities and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Guarantor pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument which is material to the Company, the Guarantor and its subsidiaries taken as a whole and is known to such counsel to which the Guarantor is a party or by which the Guarantor is bound or to which any of the property or assets of the Guarantor or any of its significant subsidiaries is subject, nor will such action result in any violation of the provisions of the Restated Certificate of Incorporation, as amended, or the By-Laws, as amended, of the Guarantor or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Guarantor or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or any such regulatory authority or other governmental agency or body is required for the issue and sale of the Guarantee or the consummation of the other transactions contemplated by this Agreement or such Pricing Agreement or the Indenture, except such as have been obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Designated Securities by the Underwriters;

                           (xii) The documents incorporated by reference in
                  the Prospectus as amended or supplemented (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and such counsel has no reason to believe that any of such documents, when they became effective or were so filed, as the case may be, contained, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and, in the case of other documents which were filed under the Act or the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading; and

                           (xiii) The Registration Statement, as of its
                  effective date, and the Prospectus as amended or supplemented and any further amendments and supplements thereto made by the Company prior to the Time of Delivery for the Designated Securities as of its date (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the Trust Indenture Act and the rules and regulations thereunder; such counsel has no reason to believe that, as of the effective date of the Registration Statement, the Registration Statement (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date and as of the Time of Delivery, the Prospectus, as amended or supplemented (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and such counsel does not know of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus as amended or supplemented or required to be described in the Registration Statement or the Prospectus as amended or supplemented which are not filed or incorporated by reference or described as required;

                  (e) The Trustee shall have furnished to the Representative a certificate, dated the Time of Delivery, as to its due authorization, execution and delivery of the Indenture and its due authentication of the Designated Securities;

                  (f) At the Time of Delivery, the independent accountants who have certified the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement shall have furnished to the Representative a letter, dated the Time of Delivery, of the type described in the American Institute of Certified Public Accountants' Statement on Auditing Standards No. 72 covering such matters as the Representative may reasonably request and in form and substance satisfactory to the Representative;

                  (g) Since the effective date of the Registration Statement (or any post-effective amendment thereto) no event shall have occurred which should have been set forth in an amendment to the Registration Statement or a supplement to the Prospectus but which has not been so set forth, and since the respective dates as of which information is given in the Prospectus there shall not have been any change or any development involving a prospective change in or affecting the business and operations, financial position, shareholders' equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus, the effect of which is in the reasonable judgment of the Representative so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Prospectus;

                  (h) Subsequent to the date of the applicable Pricing Agreement there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange, Inc.; (ii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities; (iii) a material disruption in securities settlement or clearance services; or (iv) the outbreak or material escalation of hostilities involving the United States or Bermuda or the declaration, on or after the date hereof, by the United States or Bermuda of a national emergency or war if the effect of any such event specified in this clause (iv) in the reasonable judgment of the Representative makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Prospectus;

                  (i) Each of the Company and, in the case of Guaranteed Securities, the Guarantor shall have furnished or caused to be furnished to the Representative at the Time of Delivery a certificate or certificates of officers of the Company and, in the case of Guaranteed Securities, the Guarantor as to the accuracy of the representations and warranties of the Company and, in the case of Guaranteed Securities, the Guarantor herein at and as of the Time of Delivery, as to the performance by the Company and, in the case of Guaranteed Securities, the Guarantor of all of their obligations hereunder to be performed at or prior to the Time of Delivery, and as to the matters set forth in subsections (a) and (g) of this Section; and

                  (j) Subsequent to the execution of the applicable Pricing Agreement, there shall not have been any decrease in the ratings of any of the debt securities of the Company or, in the case of Guaranteed Securities, the Guarantor by Moody's Investors Service, Inc. or Standard & Poor's Corporation.

         8. (a) Each of the Company and, in the case of Guaranteed Securities, the Guarantor will jointly and severally indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus or any other prospectus relating to the Designated Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim; provided, however, that neither the Company nor, in the case of Guaranteed Securities, the Guarantor shall be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus or any other prospectus relating to the Designated Securities, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company or, in the case of Guaranteed Securities, the Guarantor by any Underwriter through the Representative expressly for use in the Prospectus relating to such Designated Securities; provided further, however, that the foregoing indemnity with respect to preliminary prospectuses shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased Designated Securities if such untrue statement or omission made in any preliminary prospectus is eliminated or remedied in the Prospectus relating to such Securities and if a copy of the Prospectus relating to such Securities (excluding documents incorporated by reference) has not been sent or given to such person at or prior to the written confirmation of the sale of such Securities to such person.

         (b) Each Underwriter will indemnify and hold harmless the Company and, in the case of Guaranteed Securities, the Guarantor against any losses, claims, damages or liabilities to which the Company or, in the case of Guaranteed Securities, the Guarantor may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus or any other prospectus relating to the Designated Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus or any other prospectus relating to the Designated Securities, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company or, in the case of Guaranteed Securities, the Guarantor by such Underwriter through the Representative expressly for use therein; and will reimburse the Company and, in the case of Guaranteed Securities, the Guarantor for any legal or other expenses reasonably incurred by the Company or, in the case of Guaranteed Securities, the Guarantor in connection with investigating or defending any such action or claim.

         (c) Promptly after receipt by an indemnified party under subsection
(a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have been advised by its counsel that representation of such indemnified party and the indemnifying party by the same counsel would be inappropriate (whether or not such representation by the same counsel has been proposed) under applicable standards of professional conduct due to actual or potential differing interests or defenses between them, the indemnified party or parties shall have the right to select separate counsel or participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Representative in the case of paragraph (a) of this Section 8, representing the indemnified parties under such paragraph (a) who are parties to such action).

         (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and, in the case of Guaranteed Securities, the Guarantor on the one hand and the Underwriters on the other from the offering of the Designated Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and, in the case of Guaranteed Securities, the Guarantor on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and, in the case of Guaranteed Securities, the Guarantor on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company and, in the case of Guaranteed Securities, the Guarantor bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and, in the case of Guaranteed Securities, the Guarantor on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Guarantor (in the case of Guaranteed Securities) and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Designated Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to such Securities and not joint.

         (e) The obligations of the Company and, in the case of Guaranteed Securities, the Guarantor under this Section 8 shall be in addition to any liability which the Company and, in the case of Guaranteed Securities, the Guarantor may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions to each officer and director of the Company and, in the case of Guaranteed Securities, the Guarantor and to each person, if any, who controls the Company and, in the case of Guaranteed Securities, the Guarantor within the meaning of the Act.

         9. (a) If any Underwriter shall default in its obligations to purchase the Designated Securities which it has agreed to purchase under the Pricing Agreement, the Representative may in its discretion arrange for any Underwriter or Underwriters or another party or other parties to purchase such Designated Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representative does not arrange for the purchase of such Designated Securities, then the Company and, in the case of Guaranteed

Securities, the Guarantor shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representative to purchase such Designated Securities on such terms. In the event that, within the respective prescribed periods, the Representative notifies the Company and, in the case of Guaranteed Securities, the Guarantor that it has so arranged for the purchase of such Designated Securities, or either of the Company and, in the case of Guaranteed Securities, the Guarantor notifies the Representative that it has so arranged for the purchase of such Designated Securities, the Representative, the Company or, in the case of Guaranteed Securities, the Guarantor shall have the right to postpone the Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and each of the Company and, in the case of Guaranteed Securities, the Guarantor agrees to file promptly any amendments to the Registration Statement or the Prospectus which in the opinion of the Representative may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to the Agreement with respect to such Designated Securities.

         (b) If, after giving effect to any arrangement for the purchase of the Designated Securities of a defaulting Underwriter or Underwriters by the Representative, the Company and, in the case of Guaranteed Securities, the Guarantor as provided in subsection (a) above, the aggregate principal amount of such Designated Securities which remains unpurchased does not exceed one-tenth of the aggregate principal amount of all the Designated Securities, then the Company and, in the case of Guaranteed Securities, the Guarantor shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Designated Securities which such Underwriter agreed to purchase hereunder and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount of such Designated Securities which such Underwriter agreed to purchase hereunder) of the Designated Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         (c) If, after giving effect to any arrangements for the purchase of the Designated Securities of a defaulting Underwriter or Underwriters by the Representative, the Company and, in the case of Guaranteed Securities, the Guarantor as provided in subsection (a) above, the aggregate principal amount of Designated Securities which remains unpurchased exceeds one-tenth of the aggregate principal amount of Designated Securities, or if the Company and, in the case of Guaranteed Securities, the Guarantor shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Designated Securities of a defaulting Underwriter or Underwriters, then this Agreement shall thereupon terminate, without liability on the part of any nondefaulting Underwriter, the Company or, in the case of Guaranteed Securities, the Guarantor, except for the expenses to be borne by the Company, the Guarantor (in the case of Guaranteed Securities) and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in
Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         10. The respective indemnities, agreements, warranties and other statements of the Company, the Guarantor (in the case of Guaranteed Securities) and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this

Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company or any officer or director or controlling person of the Company, or, in the case of Guaranteed Securities, the Guarantor or any officer or director or controlling person of the Guarantor, and shall survive delivery of and payment for the Designated Securities.

         11. If the applicable Pricing Agreement shall be terminated pursuant to Section 9 hereof, neither the Company nor, in the case of Guaranteed Securities, the Guarantor shall then be under any liability to any Underwriter with respect to the Designated Securities except as provided in Section 6 and
Section 8 hereof; but if for any other reason Designated Securities are not delivered by or on behalf of the Company as provided herein, the Company and, in the case of Guaranteed Securities, the Guarantor will jointly and severally reimburse the Underwriters through the Representative for all out-of-pocket expenses approved in writing by the Representative, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Designated Securities, but the Company and, in the case of Guaranteed Securities, the Guarantor shall then be under no further liability to any Underwriter with respect to such Designated Securities except as provided in Section 6 and
Section 8 hereof.

         12. In all dealings hereunder, the Representative shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by the Representative.

         All statements, requests, notices and agreements hereunder shall be in writing or by facsimile, and if to the Underwriters shall be sufficient in all respects if delivered or sent by registered mail to the address of the Representative as set forth in the applicable Pricing Agreement; if to the Company shall be sufficient in all respects if delivered or sent by registered mail in care of the Guarantor to the address of the Guarantor set forth in the Registration Statement, Attention: Vice President and Treasurer, with a copy to: Senior Vice President and General Counsel; if to the Guarantor (in the case of Guaranteed Securities) shall be sufficient in all respects if delivered or sent by registered mail to the address of the Guarantor set forth in the Registration Statement, Attention: Vice President and Treasurer, with a copy to: Senior Vice President and General Counsel; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by registered mail to such Underwriter at its address set forth in its Underwriters' Questionnaire, or facsimile constituting such Questionnaire, which address has been supplied to the Company by the Representative.

         13. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company, the Guarantor (in the case of Guaranteed Securities) and, to the extent provided in Section 8 and Section 10 hereof, the officers and directors of the Company and the Guarantor (in the case of Guaranteed Securities) and each person who controls the Company, the Guarantor (in the case of Guaranteed Securities) or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

         14. Time shall be of the essence in connection with each Pricing Agreement.

         15. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and to be performed therein.

         16. This Agreement and each Pricing Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

                                                                      ANNEX I


                           FORM OF PRICING AGREEMENT

INSERT NAME ,

As Representatives of the several
Underwriters named in Schedule I hereto,

Insert Address

____________ __, 200_

Dear Sirs:

         Ingersoll-Rand Company Limited (the "Company") proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement Standard Provisions dated as of _____ __, 2002 (the "Underwriting Agreement"), to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") the Securities specified in Schedule II hereto (the "Designated Securities"). [If the Designated Securities are Guaranteed Securities, insert: The Designated Securities will be guaranteed (the "Guarantee") to the extent and as provided in the Indenture.] Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty with respect to the Prospectus in Section 2 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospectus as amended or supplemented relating to the Designated Securities which are the subject of this Pricing Agreement [If the Designated Securities are not Guaranteed Securities, insert: ; provided that all covenants, agreements, conditions, indemnities, representations and warranties with respect to the Guarantor and the Guarantee and all other provisions with respect to the Guarantor and the Guarantee set forth therein shall not be incorporated by reference herein or deemed to be a part hereof]. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters of the Designated Securities pursuant to
Section 12 of the Underwriting Agreement and the address of the Representatives referred to in such Section 12 are set forth at the end of
Schedule II hereto.

         An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission. Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the principal amount of Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto.

         If the foregoing is in accordance with your understanding, please sign and return to us two counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters [and][,] the Company [and the Guarantor]. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company [and the Guarantor] for examination, upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof.

                                 Very truly yours,


                                 INGERSOLL-RAND COMPANY LIMITED

                                 By:
                                    ------------------------------------


                                 [In the case of Guaranteed Securities, insert


                                 INGERSOLL-RAND COMPANY


                                 By:
                                    ------------------------------------


                                 By:
                                    ------------------------------------]


Accepted as of the date hereof:

Insert Name

By:
   ---------------------------------------
   On behalf of each of the Underwriters

                                                                    SCHEDULE I

                                             Principal Amount of
                                             Designated Securities
Underwriter                                  to be Purchased
-----------                                  --------------------

Name of Underwriters                          $
                                               ------------------------

     Total                                    $
                                               ------------------------

                                                                   SCHEDULE II



TITLE OF DESIGNATED SECURITIES

[%] [Floating Rate] [Zero Coupon] [Notes][due]

AGGREGATE PRINCIPAL AMOUNT:

[U.S.]   $

PRICE TO PUBLIC:

         % of the principal amount of the Designated Securities, plus accrued
interest, if any, from               to                 [and accrued
amortization, if any, from                to                ]

PURCHASE PRICE BY UNDERWRITERS:

         % of the principal amount of the Designated Securities, plus accrued
interest, if any, from                to                 [and accrued
amortization, if any, from             to           ]

METHOD AND SPECIFIED FUNDS FOR PAYMENT OF PURCHASE PRICE:

[same day] [next day] funds; [certificated] [book-entry] form

INDENTURE:

Indenture, dated as of ______ _, 2002, as supplemented, between the Company, the Guarantor and Wells Fargo Bank Minnesota, N.A., as Trustee

MATURITY:

INTEREST RATE:

[%] [zero Coupon] [See Floating Rate Provisions]

INTEREST PAYMENT DATES:

[months and dates]

REDEMPTION PROVISIONS:

[No provisions for redemption]

         [The Designated Securities may be redeemed, otherwise than through the sinking fund, in whole or in part at the option of the Company [or the
Guarantor] in the amount of $                 or an integral multiple thereof,
on or after                , at the following redemption price

(expressed in percentages of principal amount).] If [redeemed on or before
                ,     %, and if redeemed during the 12-month period beginning

                                                Redemption
                         Year                      Price
                         ----                      -----

                        -------                 ----------

and thereafter at 100% of their principal amount, together in each case with accrued interest to the redemption date.]

         [On any interest payment date falling on or after         ,         ,
at the election of the Company [or the Guarantor] at a redemption price equal to the principal amount thereof, plus accrued interest to the date of redemption.]

         [Other possible redemption provisions, such as make-whole provision mandatory redemption upon occurrence of certain events or redemption for changes in tax law.]

[Restriction on refunding]

CONVERSION PROVISIONS:

[No provisions for conversion] [If securities are convertible, insert applicable conversion provisions]

PUT PROVISIONS:

[No provisions for right to put] [If securities have put rights, insert applicable provisions]

SINKING FUND PROVISIONS:

[No sinking fund provisions]

         [The Designated Securities are entitled to the benefit of a sinking
fund to retire $           principal amount of Designated Securities on
in each of the years through           at 100% of their principal amount plus
accrued interest] [, together with [cumulative] [noncumulative] redemptions at the option of the Company [or the Guarantor] to retire an additional $
principal amount of Designated Securities in the years          through
at 100% of their principal amount plus accrued interest].

         [If Securities are extendable debt Securities, insert - -

EXTENDABLE PROVISIONS:

         Securities are repayable on         , [insert date and years], at the
option of the holder, at their principal amount with accrued interest. Initial
annual interest rate will be   %, and thereafter annual interest rate will be
adjusted on             , and to a rate not less than    %
of the effective annual interest rate on U.S. Treasury obligations with
  -year maturities as of the [insert date 15 days prior to maturity date] prior to such [insert maturity date].]

         [If Securities are Floating Rate debt Securities, insert - -

FLOATING RATE PROVISIONS:

         Initial annual interest rate will be   % through ________ [and
thereafter will be adjusted [______] [on each      ,      ] [, and to an
annual rate of   % above the average rate for   -year [insert period of time]
[securities] [certificates of deposit] by and [insert names of banks].] [and
the annual interest rate [thereafter] [from      through      ] will be the
interest yield equivalent of the weekly average per annum market discount rate
for      - month Treasury bills plus   % of Interest Differential (the excess,
if any, of (i) then current weekly average per annum secondary market yield
for      -month certificates of deposit over (ii) then current interest yield
equivalent of the weekly average per annum market discount rate for     -month
Treasury bills); [from and thereafter the rate will be the then current
interest yield equivalent plus   % of Interest Differential].]

TIME OF DELIVERY:

CLOSING LOCATION:

NAME AND ADDRESSES OF REPRESENTATIVE:
Designated Representative:
Address for Notice; etc.:

[OTHER TERMS]: